                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  February 28, 1996



                      IDS/JONES GROWTH PARTNERS 87-A, LTD.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Colorado                          0-16183             84-1060544
         --------                          -------             ----------
(State of Organization)            (Commission File No.)     (IRS Employer
                                                           Identification No.)

P.O. Box 3309, Englewood, Colorado 80155-3309                (303) 792-3111
---------------------------------------------                --------------
(Address of principal executive office and Zip Code)         (Registrant's
                                                              telephone no.
                                                           including area code)

Item 2.  Sale of Assets

         On February 28, 1996, IDS/Jones Growth Partners 87-A, Ltd. (the "Partnership") sold the cable television system serving areas in and around Carmel, Indiana (the "Carmel System") to Jones Cable Holdings, Inc. ("JCH"), a wholly owned subsidiary of Jones Intercable, Inc., the parent corporation of the managing general partner of the Partnership, for a sales price of $44,235,333, subject to normal working capital closing adjustments. This price represented the average of three separate, independent appraisals of the fair market value of the Carmel System. A portion of the proceeds, $14,235,333, was used to reduce Partnership debt, and the remainder of the proceeds, $30,000,000, will be distributed to the limited partners in April 1996. This distribution will give the Partnership's limited partners an approximate return of $731 per $1,000 invested in the Partnership. No vote of the limited partners of the Partnership was required in connection with this transaction because the assets of the Carmel System did not constitute all or substantially all of the Partnership's assets. IDS Cable Corporation, the supervising general partner of the Partnership, consented to the timing of the transaction and participated in the selection of appraisers. The Partnership will continue to own and operate the cable television system serving areas in and around Roseville, California until that system is also sold.

         On February 29, 1996, JCH consummated an agreement with Time Warner Entertainment-Advance/Newhouse Partnership ("TWEAN"), an unaffiliated cable television system operator, pursuant to which JCH conveyed the Carmel System, along with certain other cable television systems owned by JCH, and cash in the amount of $3,500,000, subject to normal closing adjustments, to TWEAN in exchange for the cable television systems serving Andrews Air Force Base, Capitol Heights, Cheltenham, District Heights, Fairmount Heights, Forest Heights, Morningside, Seat Pleasant, Upper Marlboro, and portions of Prince Georges County, all in Maryland, and a portion of Fairfax County, Virginia.

Item 7.  Financial Statements and Exhibits

         a.      Financial statements of business acquired.
                 Not applicable.

         b.      Pro forma financial information.
                 Pro forma financial information of the Partnership showing the effect of the disposition of the Carmel System as of September 30, 1995 is included herein.

         c. Purchase and Sale Agreement dated as of August 11, 1995 between IDS/Jones Growth Partners 87-A, Ltd. and Jones Intercable,
                 Inc. is incorporated by reference from the Annual Report on Form 10-K for fiscal year ended May 31, 1995 of Jones Intercable, Inc. (Commission File No. 1-9953)

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             IDS/JONES GROWTH
                                             PARTNERS 87-A, LTD.,
                                             a Colorado limited partnership

                                             By:      Jones Cable Corporation
                                                      Managing General Partner


Dated:  March 13, 1996                       By:      /s/ Elizabeth M. Steele
                                                      -------------------------
                                                      Elizabeth M. Steele
                                                      Vice President

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION
                    OF IDS/JONES GROWTH PARTNERS 87-A, LTD.



         The following unaudited pro forma balance sheet assumes that as of September 30, 1995, IDS/Jones Growth Partners 87-A, Ltd. (the "Partnership") had sold the cable television system serving areas in and around Carmel, Indiana (the "Carmel System") for $44,235,333. The funds available to the Partnership, adjusting for the estimated net closing adjustments of the Carmel System, are expected to total approximately $44,174,600. Such funds will be used to repay indebtedness of the Partnership of approximately $14,174,600, and the balance of $30,000,000 will be distributed to the limited partners pursuant to the terms of the Partnership Agreement. The unaudited Pro Forma Statements of Operations assume that the Carmel System was sold as of January 1, 1994.
The Partnership will continue to own the cable television system serving areas in and around Roseville, California (the "Roseville System").

         The unaudited pro forma financial information should be read in conjunction with the appropriate notes to the unaudited pro forma financial information.

         ALL OF THE FOLLOWING UNAUDITED PRO FORMA FINANCIAL INFORMATION IS BASED UPON AMOUNTS AS OF SEPTEMBER 30, 1995 AND CERTAIN ESTIMATES OF LIABILITIES AT CLOSING. FINAL RESULTS MAY DIFFER FROM SUCH INFORMATION.

                      IDS/JONES GROWTH PARTNERS 87-A, LTD.

                       UNAUDITED PRO FORMA BALANCE SHEET
                               September 30, 1995

                                                                                   Pro Forma          Pro Forma
                                                               As Reported        Adjustments          Balance
                                                             ---------------     -------------      -------------
ASSETS
Cash and Cash Equivalents                                   $       353,590   $      30,000,000   $    30,353,590
Trade Receivables, net                                              468,011            (267,462)          200,549
Investment in Cable Television Properties:
  Property, plant and equipment, net                             19,984,929         (11,512,171)        8,472,758
  Intangible assets, net                                         14,709,862         (11,865,291)        2,844,571
                                                               ------------      --------------      ------------

    Total investment in cable television properties              34,694,791         (23,377,462)       11,317,329
Deposits, Prepaid Expenses and Deferred Charges                     445,930             (30,220)          415,710
                                                               ------------      --------------      ------------

Total Assets                                                $    35,962,322   $       6,324,856   $    42,287,178
                                                               ============      ==============      ============

LIABILITIES AND PARTNERS' CAPITAL
Liabilities:
  Debt                                                      $    23,145,265   $     (14,174,628)  $     8,970,637
  Accounts payable                                                  198,503               -               198,503
  Accrued liabilities                                               756,856            (336,842)          420,014
  Subscriber prepayments                                             46,909             (21,545)           25,364
  Accrued Distribution to Limited Partners                            -              30,000,000        30,000,000
                                                               ------------      --------------      ------------

    Total Liabilities                                            24,147,533          15,466,985        39,614,518
                                                               ------------      --------------      ------------

Partners' Capital:
  General partners                                                 (244,199)              -              (244,199)
  Limited Partners                                               12,058,988          (9,142,129)        2,916,859
                                                               ------------      --------------      ------------

    Total Partners' Capital                                      11,814,789          (9,142,129)        2,672,660
                                                               ------------      --------------      ------------

  Total Liabilities and Partners' Capital                   $    35,962,322   $       6,324,856   $    42,287,178
                                                               ============      ==============      ============





     The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited balance sheet.

                      IDS/JONES GROWTH PARTNERS 87-A, LTD.

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1994



                                                                                   Pro Forma          Pro Forma
                                                               As Reported        Adjustments          Balance
                                                             ---------------     -------------      -------------
REVENUES                                                    $    13,082,094    $     (7,377,424)  $     5,704,670
COSTS AND EXPENSES:
  Operating expense                                               7,298,356          (3,657,758)        3,640,598
  Management fees and allocated overhead from
    General partners                                              1,737,106            (980,286)          756,820
  Depreciation and Amortization                                   5,645,264          (3,021,986)        2,623,278
                                                               ------------       -------------      ------------

OPERATING INCOME                                                 (1,598,632)            282,606        (1,316,026)
                                                               ------------       -------------      ------------

OTHER INCOME (EXPENSES):
  Interest expense                                               (1,373,956)            977,000          (396,956)
  Other, net                                                        (21,898)                282           (21,616)
                                                               ------------       -------------      ------------

    Total other income (expense), net                            (1,395,854)            977,282          (418,572)
                                                               ------------       -------------      ------------

NET LOSS                                                    $    (2,994,486)   $      1,259,888   $    (1,734,598)
                                                               ============       =============      ============

NET LOSS PER LIMITED PARTNERSHIP
  INTEREST                                                  $        (18.06)                      $        (10.46)
                                                               ============                          ============





     The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited statement.

                      IDS/JONES GROWTH PARTNERS 87-A, LTD.

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                  For the Nine Months Ended September 30, 1995



                                                                                   Pro Forma          Pro Forma
                                                               As Reported        Adjustments          Balance
                                                             ---------------     -------------      -------------
REVENUES                                                    $    10,689,958     $    (5,960,176)    $   4,729,782
COSTS AND EXPENSES:
  Operating expense                                               5,965,856          (3,080,166)        2,885,690
  Management fees and allocated overhead from
    General partners                                              1,348,917            (754,062)          594,855
  Depreciation and Amortization                                   3,509,361          (2,093,580)        1,415,781
                                                               ------------       -------------       -----------

OPERATING INCOME                                                   (134,176)            (32,368)         (166,544)
                                                               ------------       -------------       -----------

OTHER INCOME (EXPENSES):
  Interest expense                                               (1,306,981)            490,000          (816,981)
  Other, net                                                          2,656               1,051             3,707
                                                               ------------       -------------       -----------

    Total other income (expense), net                            (1,304,325)            491,051          (813,274)
                                                               ------------       -------------       -----------

NET LOSS                                                    $    (1,438,501)    $       458,683     $    (979,818)
                                                               ============       =============       ===========

NET LOSS PER LIMITED PARTNERSHIP
  INTEREST                                                  $         (8.67)                        $       (5.91)
                                                               ============                           ===========





     The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited statement.

                      IDS/JONES GROWTH PARTNERS 87-A, LTD.

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS


         1) The following calculations present the sale of the Carmel System and the resulting estimated proceeds expected to be received by the Partnership.


         2) The unaudited pro forma balance sheet assumes that the Partnership had sold the Carmel System for $44,235,333 as of September 30, 1995. The unaudited statements of operations assume that the Partnership had sold the Carmel System as of January 1, 1994.


         3) The estimated gain recognized from the sale of the Carmel System and corresponding estimated distribution to limited partners as of September 30, 1995 has been computed as follows:


GAIN ON SALE OF ASSETS:

Contract sales price                                                                  $     44,235,333
Less:    Net book value of investment in cable television properties
         at September 30, 1995                                                              23,377,462
                                                                                        --------------

Gain on sale of assets                                                                $     20,857,871
                                                                                        ==============

DISTRIBUTIONS TO PARTNERS:
Contract sales price                                                                  $     44,235,333
Working Capital Adjustment:
Add:     Trade receivables, net                                                                267,462
         Prepaid expenses                                                                       30,220
Less     Accrued liabilities                                                                  (336,842)
         Subscriber prepayments                                                                (21,545)
                                                                                        --------------

Adjusted cash received                                                                      44,174,628
Less:    Prepayment of outstanding debt to third parties                                   (14,174,628)
                                                                                        --------------

Cash distribution to limited partners                                                 $     30,000,000
                                                                                        ==============


         4) The Pro Forma Statements of Operations reflect the Sale of the Carmel System and the repayment of $14,175,000 of debt. The Partnership will continue to own and operate the Roseville System.